Exhibit 10.4

Final Form

FORM OF FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of [●], 2021, and shall be effective as of the Closing (defined below), by and among (i) Malacca Straits Acquisition Company Limited, a Cayman Islands exempted company (together with its successors, “Malacca”), (ii) Malacca Straits Management Company Limited, a British Virgin Islands business company with limited liability (the “Sponsor’) and (iii) PT Asia Vision Network, an Indonesian limited liability company and wholly-owned subsidiary of Parent (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, Malacca and the Sponsor are parties to that certain Registration Rights Agreement, dated as of July 14, 2020 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which Malacca granted certain registration rights to the Sponsor with respect to Malacca’s securities;

WHEREAS, on March 21, 2021, (i) Malacca, (ii) the Sponsor, in the capacity as the representative from and after the Closing for the shareholders of Malacca and the Company (other than Parent (as defined below)) in accordance with the terms and conditions of the Business Combination Agreement (as defined below) (the “Malacca Representative”), (iii) the Company, (iv) MNC Entertainment Ltd, a Cayman Islands exempted company and a wholly-owned subsidiary of the Company (“Merger Sub”), and (v) PT MNC Vision Networks TBK, an Indonesian public limited liability company (“Parent”), entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, upon the consummation of the transactions contemplated thereby (the “Closing”), among other matters, Merger Sub will merge with and into Malacca, with Malacca continuing as the surviving company (the “Merger”), as a result of which, (i) Malacca shall become a wholly-owned subsidiary of the Company, (ii) each issued and outstanding security of Malacca immediately prior to the effective time of the Merger shall no longer be outstanding and shall be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security to be issued by the Company (with Malacca shareholders receiving Company ADSs in lieu of Company Ordinary Shares and Malacca warrant holders receiving warrants to purchase Company ADSs in lieu of Company Ordinary Shares), and (iii) the Company will issue to Parent additional shares of the Company, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law;

WHEREAS, in connection with the Closing, the Company, the Malacca Representative and Parent are entering into a Registration Rights Agreement (as amended from time to time in accordance with the terms thereof, the “Parent Registration Rights Agreement”) for the Company to grant Parent certain registration rights with respect to certain of Parent’s “Registrable Securities” as defined therein (the “Parent Securities”);

WHEREAS, the parties hereto desire to amend the Original Agreement to add the Company as a party to the Registration Rights Agreement and to revise the terms hereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the issuance of securities to be issued by the Company thereunder and the Parent Registration Rights Agreement; and

WHEREAS, pursuant to Section 5.5 of the Original Agreement, the Original Agreement can be amended with the written consent of Malacca and the holders of at least a majority in interest of the Registrable Securities at the time in question.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of the Company as a Party to the Registration Rights Agreement. The parties hereby agree to add the Company as a party to the Registration Rights Agreement. The parties further agree that, from and after the Closing, all of the rights and obligations of Malacca under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to the Company as if it were the original “Company” party thereto. By executing this Amendment, the Company hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to Registration Rights Agreement. The parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Registrable Security” shall include any Company Ordinary Shares, Company Warrants and Company ADSs issued by the Company under the Business Combination Agreement to the security holders of Malacca in the Merger for their Registrable Securities of Malacca, and any other securities of the Company or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities. The parties also agree that any reference in the Registration Rights Agreement to “Ordinary Shares” will instead refer to both the Company Ordinary Shares and the Company ADS, as applicable, and any other securities of the Company or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities.

(c) Section 2.1.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other the Ordinary Share or other securities which the Company desires to sell and the Ordinary Shares or other securities, if any, as to which Registration by the Company has been requested pursuant to written contractual piggy-back registration rights held by other security holders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and the Parent Securities for the account of any persons who have exercised demand registration rights pursuant to the Parent Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable person has requested be included in such registration, regardless of the number of securities held by each such person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to Section 2.2 and the Parent Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Parent Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons that can be sold without exceeding the Maximum Number of Securities. In the event that the Company securities that are convertible into the Ordinary Shares are included in the offering, the calculations under this Section 2.1.4 shall include such the Company securities on an as-converted to the Ordinary Share basis.

(d) Section 2.2.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and Holders holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of the Ordinary Shares or other the Company securities which the Company desires to sell, taken together with the Ordinary Shares or other the Company securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the Holders holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Ordinary Shares or other the Company securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of the Company, exceeds the Maximum Number of Securities, then the Company shall include in any such registration:

(a) If the registration is undertaken for the Company’s account: (i) first, the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Parent Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Parent Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other equity securities for the account of other persons that the Company is obligated to register pursuant to separate written contractual arrangements with such persons that can be sold without exceeding the Maximum Number of Securities;

(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the Ordinary Shares or other securities for the account of the Demanding Holders and the Parent Securities for the account of any persons who have exercised demand registration rights pursuant to the Parent Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Parent Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Parent Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other persons that the Company is obligated to register pursuant to separate written contractual arrangements with such persons that can be sold without exceeding the Maximum Number of Securities;

(c) If the registration is a “demand” registration undertaken at the demand of holders of Parent Securities under the Parent Registration Rights Agreement: (i) first, the Parent Securities for the account of the demanding holders and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Parent Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Parent Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Parent Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other persons that the Company is obligated to register pursuant to separate written contractual arrangements with such persons that can be sold without exceeding the Maximum Number of Securities; and

(d) If the registration is a “demand” registration undertaken at the demand of persons other than either Demanding Holders under Section 2.1 or the holders of Parent Securities exercising demand registration rights under the Parent Registration Rights Agreement: (i) first, the Ordinary Shares or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Parent Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Parent Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other persons that the Company is obligated to register pursuant to separate written contractual arrangements with such persons that can be sold without exceeding the Maximum Number of Securities.

In the event that the Company securities that are convertible into the Ordinary Shares are included in the offering, the calculations under this Section 2.2.2 shall include such the Company securities on an as-converted to the Ordinary Share basis. Notwithstanding anything to the contrary above, to the extent that the registration of a Holder’s Registrable Securities would prevent the Company or the demanding shareholders from effecting such registration and offering, such Holder shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.”

(e) The penultimate sentence of Section 5.1 of the Registration Rights Agreement is hereby amended as follows:

“Any notice or communication under this Agreement must be addressed, if to the Company, to: PT Asia Vision Network, MNC Tower 27th Floor, MNC Center, J1, Kebon Sirih 17-19, Jakarta Pusat 10340, Indonesia, Attn: Ade Tjendra, Facsimile No.: +62 21 - 2305281, 3909207, Telephone No.: +62 21 - 3909211, 3900310, Email: ade.tjendra@mncgroup.com and abuzzal.abusaeri@mncgroup.com, with a copy (which shall not constitute notice) to: DLA Piper Singapore Pte. Ltd., 80 Raffles Place, UOB Plaza 1, #48-01, Singapore 048624, Attn: Joseph E. Bauerschmidt, Telephone No.: +65 6512 6066, Email: joe.bauerschmidt@dlapiper.com, and, if to any Holder, at such Holder’s address or contact information as set forth in the Company’s books and records.”

(f) A Section 5.8 of the Registration Rights Agreement is hereby added as follows:

“5.8 Interpretation. The use of the word “including”, “include” or “includes” in this Agreement shall be by way of example rather than by limitation, and shall be deemed in each case to be followed by the words “without limitation”. The term “person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.”

3. Acknowledgement of Other Registration Rights Agreement. The parties hereby acknowledge and agree that, notwithstanding Section 5.6 of the Registration Rights Agreement, in connection with the Business Combination Agreement, the Company has entered into the Parent Registration Rights Agreement with respect to the Parent Securities, and consent to the foregoing.

4. Effectiveness. This Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Section 5.4 thereof.

6. Language. This Agreement is entered into in the languages of English and Bahasa Indonesia. The parties agree that (i) the English version of this Agreement shall be controlling for all purposes (including, for the avoidance of doubt, where there are inconsistencies between the English version and the Bahasa Indonesia version), (ii) the text of the Bahasa Indonesia version of this Agreement will in all cases be deemed to be amended to conform with the corresponding English text of this Agreement, and (iii) the Bahasa Indonesia version has been prepared solely for compliance with Indonesian Law No. 24 of 2009 regarding National Flag, Language, Coat of Arms, and Anthem (together with its implementing regulations, as amended, “Law 24”) and shall be for reference only among the parties. The Bahasa Indonesia version of this Agreement shall not create any duplication of the rights or obligations of the parties. The parties agree and undertake that they will not (and will not allow or assist any other Person to) in any manner or forum, (x) challenge the validity of, or raise or file any objection to, the transaction or this Agreement on the basis of any failure to comply with Law 24, (y) defend its non-performance or breach of its obligations under this Agreement on the basis of any failure to comply with Law 24 and (z) allege that this Agreement is against public policy or otherwise does not constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms on the basis of any failure to comply with Law 24.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

The Company:

PT ASIA VISION NETWORK

By:
Name:
Title:

Malacca:

MALACCA STRAITS ACQUISITION COMPANY LIMITED

By:
Name:
Title:

Sponsor:

MALACCA STRAITS MANAGEMENT COMPANY LIMITED

By:
Name:
Title:

{Signature Page to First Amendment to Registration Rights Agreement}